Exhibit 10.13

     DISTRIBUTORSHIP AGREEMENT BETWEEN CINTEL CO., LTD. AND SNET SYSTEMS CO.

ARTICLE 1. PURPOSE

This Agreement is made and entered into this 1st day of October 30, 2001 by and between CinTel Co. Ltd., having its principal office at MSA Building, #891-43, Daechi-dong, Gangnam-gu, Seoul, Korea (hereinafter referred to as "Principal") and SNET Systems Co., having its principal office at 10th floor Sungwon Building 141 Samsung-dong Gangnam-gu Seoul, Korea (hereinafter referred to as "Distributor").

WHEREAS, Principal desires to appoint Distributor and Distributor desires to be appointed, as Principal's non-exclusive Distributor for the sale of the Products (as defined hereinafter) in the Territory (as defined hereinafter).

ARTICLE 2. APPLICATION AND RANGE

1. This Agreement is applied to the additional agreement entered into through order sheet requested by Distributor, such as invoice. Both parties must observe the additional supply agreement.

2. The related regulations including Commercial Law or Civil Law shall be applied to the items unspecified in this agreement.

ARTICLE 3. TERM

1. This Agreement shall become effective from October 26, 2001 to October 25, 2002 and shall continue in full force and effect for a period of one (1) year.

2.        This Agreement  shall be  automatically  extended for a successive one
          (1) year thereafter, unless and until either party shall give to the other party at least thirteen (15) days prior written notice of its intention not to extend this Agreement. And the termination of the term shall not effect any right or debt already generated.

ARTICLE 4. DEFINITION

1. "Products" shall mean the products which are manufactured by CinTel Co., Ltd., (hereinafter referred to as "Manufacturer"), the whole hardware including iCache software provided for the end-user and agency. (Refer to Appendix 1)

2.        "Services"  shall  mean the  whole  services  provided  for  customers
          (in)directly by Distributor with Principal's products..

3.        "Customers"   shall   mean   individual,    corporation,    government
          organization having business with Distributor as the outcome of its sales activities.


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

4. "Agency" shall mean sales agencies undertaking sales of Principal's products in Distributor's charge.

5. "Sole trade right" shall mean the right of distributor which can open agency to sell Products.

ARTICLE 5. DETAILS OF AGREEMENT

1. Distributor, as Principal's business partner, seeks profit by providing customers with products and services and has the management right of sales agency in place of Principal. However, Distributor must get advance written consent from Principal before entering into sales agency agreement.

2. Principal, as Distributor's business partner, shall supply Distributor the products and support Distributor faithfully.

3.        Principal shall supply Distributor with the products.

ARTICLE 6. RIGHT AND DUTY

1. Distributor shall provide Principal's product to its resellers with higher price than the one suggested in Appendix 1.

2. Distributor ought to open its agency or technical support center within the range specified on this agreement.

3. Principal and Distributor shall exchange information on competitors' products and market trends.

ARTICLE 7. PAYMENT

1. Payment in cash due shall be based on within 60 days after generating invoice (This shall be defined as "Payment Due Date"). Day counting shall follow the rule of Civil Law of Republic of Korea.

2. Without mutual agreement, both parties can offset payment by clearing invoices that contain payment responsibility of either party.

3. If Distributor needs to clear its invoice with other payment methods except cash, both parties shall determine with mutual agreement.

ARTICLE 8. DELIVERY AND DELAY PENALTY

1. Product delivery time shall follow Principal's delivery rules, and it shall not exceed more than four weeks after receipt of order sheet.

2. If Principal fails to deliver the products within the time rule defined in Article 8-1, Principal shall be responsible for payment of 3/1000 of product's price as penalty of delay everyday after delivery due date.


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

3. Principal shall not be responsible for delay penalty with following reasons;

                  A.    Force Majeure such as natural disaster;

                  B.    If supply is delayed or suspended by Distributor;

                  C. Delivery date is delayed by mutual agreement between both parties.

                  D.    Delay  is  caused   by   structural   reasons   such  as
                        government's regulation.

ARTICLE 9. PRICE AND SPECIFICATION

1. Mutually agreed price and specification is defined in Appendix 1 at the date of exchanging this Agreement. Unexpected change in price and specification shall happen due to market trends with mutual agreement between both parties.

2. The price cut rate that shall be applied when Principal delivers products to Distributor shall be 60% of consumer price. Additional cut rate that is caused by Principal's sales activities shall be decided by Principal. Cut rate that shall be applied to Distributor can be changed due to Market trend with mutual agreement between both parties.

ARTICLE 10. DESTINATION PLACE OF DELIVERY

1. Destination place of delivery shall follow the written address of Distributor in this Agreement.

2. Delivery expense shall be responsible by both parties. When Distributor demands installation service from Principal, expenses related to installation service shall be responsible and paid by cash by Distributor. Other expense shall be cleared by the mutual agreement of both parties.

ARTICLE 11. DELIVERY AND NOTICE OF FAULTY PRODUCT

1. Distributor shall notice result of quality test to Principal within 10 days after containing product, and such test shall be considered completed if Distributor does not notice testing result within 10 days.

2. If Distributor finds faulty parts in products within testing period, Distributor shall report such report to Principal. Principal shall be responsible for fixing or replacing such parts with immediate manner.

ARTICLE 12. OWNERSHIP TRANSFERRING

Ownership  transferring right of product shall belong to Distributor right after
Principal   deliver  product  to  Distributor  with  gaining  Product  Receiving
Confirmation.

ARTICLE 13. ORDER CANCELLATION

1. The cancellation of order according to official order form shall not be granted.

2. However, order cancellation shall be considered by both parties before Principal sends its product to Distributor.


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

ARTICLE 14. EDUCATION AND SALE'S SUPPORT

1. Distributor shall be fully responsible for Resellership management including product education for its customers or resellers. Principal shall be responsible for education of installation and technical support for Distributor.

2. Principal shall provide printed presentation materials including product introduction and logo, and Distributor shall not utilize Principal's presentation materials for purpose of other activities except business that is defined in this Agreement.

ARTICLE 15. SALES PROMOTION

Distributor shall, at its own expenses, use its best efforts to promote the sale of the Products and Principal shall support those efforts. Distributor shall execute independent sales promotion by utilizing Principal's logo or product, but it shall not harm Principal's public image or invade its rights.

ARTICLE 16. SALES PROMOTION ADVISORY

Distributor shall, at its own expenses, use its best efforts to promote the sale of the Products. Distributor shall ask presentation materials to Principal.

ARTICLE 17. WARRANTY AND MAINTENANCE

1. Principal shall be responsible for repairing or exchanging of faulty part of product due to Principal's own fault.

2.        Principal shall  guarantee  warranty for one year with free of charge.
          This warrantee term shall begin right after Distributor complete product delivery confirmation from customer.

3. Principal shall ask expense for maintenance if such maintenance request is not covered by warranty policy.

4. Upgrading of product shall not be covered by warranty with free of charge. Required expense of upgrading process shall be discussed by both parties with mutual agreement.

5. Principal shall provide warranty deed which guarantees the defect of products during the termination.

ARTICLE 18. CUSTOMER MANAGEMENT

1. Distributor shall take full responsibility for customer management after gaining its customer by own sales activities.

2. Distributor shall provide kindly service for product maintenance request from customers and shall notice to maintenance request order to Principal if maintenance request is dealing with faulty part of product that contain effective warranty policy.


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

ARTICLE 19. TERMINATION RIGHT WITH IMMEDIATE EFFECTIVENESS

1. In each case of the following events, either party ("Terminating Party") may terminate this Agreement, with immediate effect, by giving the written notice of termination to the other party ("Defaulting Party"):

          A. if the Defaulting Party becomes bankrupt or insolvent, or have its business placed in the hand of a receiver, assignee or trustee, whether by voluntary act or otherwise;

          B.   if both parties agree on termination of this Agreement;

          C. if the Defaulting Party assigns this Agreement or any rights hereunder to a third party without the non-defaulting party's prior written consent;

          D. if the Defaulting Party ceases to function as a going concern or to conduct its operations in the normal course of business;

          E. if the Distributor should be acquired by, or should itself acquire, in whole or in part, a manufacturer of products which in the reasonable judgment of Principal competes to a material extent with the Products;

          F. if the Defaulting Party causes damages on Terminating Party's company image or Terminating Party's customer relationship

ARTICLE 20. PRINCIPAL'S ARBITRARY TERMINATION RIGHT

In case of termination due to Article 19-1-B, the Principal or Distributor may terminate this Agreement by exchanging prior written notice.

ARTICLE 21. MAKING PROTEST

1. In case a party gets termination notice of this agreement, the party can make a protest within fifteen (15) days after the receipt of the notice.

2. In case each Party does not make any protest against the claim, this agreement is considered to be terminated.

ARTICLE 22. CLEARANCE AFTER TERMINATION

After termination according to Article 19, each party carries out clearance as follows;

1. All products and sales rights granted by Principal is suspended and Distributor shall bear all responsibilities originated after the effective date of termination.

2. All materials for promotion and sales granted to Distributor are to be returned to Principal


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

ARTICLE 23. ARBITRATION

All disputes, controversies or differences which may arise between the parties, out of, or in relation to, or in connection with this Agreement, or for the breach thereof, shall be finally settled by arbitration in Seoul, Korea in accordance with the Commercial Arbitration Rules of the Korean Commercial Arbitration Board and under the laws of Korea.

ARTICLE 24. DAMAGE REPARATION

Each party is claimable damage reparation of nonfulfilment or delay of this agreement caused by partner's fault.

1. Each party shall not bear the responsibility of damage reparation when it caused by force majeure, such as natural disaster, war, or other acute situation.

2. In case a party delays activity described on this agreement for force majeure, the party must notice the reason, delay time to another party.

ARTICLE 25. OBLIGATION OF THE DISTRIBUTOR

The Distributor will, in all correspondence and dealing relating directly or indirectly to the sale or other disposition of the Products, clearly indicate that it is acting as a principal and not as an agent and/or legal representative of the Principal. Distributor undertakes any legal problem caused between Distributor and customer.

ARTICLE 26. PROHIBITION OF TRANSFER

Any rights and obligations on this agreement are unassignable until getting written consent from each Party.

ARTICLE 27. NON-DISCLOSURE

1. The Distributor shall not disclose to any third party, without the prior written consent of the Principal.

2. The Distributor shall not use for any purpose other than the performance of its obligations under this Agreement, any confidential information concerning the Products or business affairs of the Principal (including but not limited to, prices, discounts, terms and conditions of sale, customers, business affairs, Products or Product specification) which it acquires or develops in the course of its transaction with the Principal.

ARTICLE 28. TERM & ADDITIONAL ITEMS

1.        This Agreement shall become effective upon signing.

2. In case additional or specific items which are not described in this agreement, they can be added after exchanging written consents mutually.


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

ARTICLE 29. ORAL ENGAGEMENTS

All of conventions and oral engagements before this agreement are abolished.

ARTICLE 30. SAFEKEEPING THE COPIES OF AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this agreement in two (2) original copies by their duly authorized representatives on the day and at the place written here below, each party receiving one original copy hereof.

ARTICLE 31. ENTIRE AGREEMENT & AMENDMENTS

1. This Agreement constitutes the entire understanding of Principal and the Distributor with respect to the subject matter hereof.

2. No amendment, modification or alteration of any terms of this Agreement shall be binding on either party unless the same shall be made in writing, dated subsequent to the date hereof and executed by or on behalf of the parties hereto.




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

                    APPENDIX 1. PRICE LIST AND SPECIFICATIONS

1) Price and Specifications of PacketCruz iCache                                  (Unit: KRW)
-------------------- -------------------------- --------------------------- -----------------------
Model                400                        800                         1500(future)
-------------------- -------------------------- --------------------------- -----------------------
Specifications       Intel Pentium III-800      Intel Pentium III-800       Intel Pentium III-866
                     256MB                      512MB                       1GB
                     IDE ATA-66 60GB            IDE ATA-66 120GB            IDE SCSI 144GB
                     10/100Mbps 1ports          10/100Mbps 1ports           10/100Mbps 1ports
-------------------- -------------------------- --------------------------- -----------------------
List Price
-------------------- -------------------------- --------------------------- -----------------------
Reseller Price
-------------------- -------------------------- --------------------------- -----------------------

-------------------- -------------------------- --------------------------- -----------------------
Model                2000 Standard              2000 Plus                   Giga-bit Interface
-------------------- -------------------------- --------------------------- -----------------------
Specifications       Intel Pentium III-1GHz     Intel Pentium III-1GHz      1000Base-SX 1 Port
                     / Xeon 700                 / Xeon 700
                     1GB                        2GB
                     Ultra3 SCSI 144GB          Ultra3 SCSI 290GB
                     (Hot Swap)                 (Hot Swap)
                     1000Mbps 1ports            1000Mbps 1ports
                     Dual Power                 Dual Power
-------------------- -------------------------- --------------------------- -----------------------
List Price
-------------------- -------------------------- --------------------------- -----------------------
Reseller Price
-------------------- -------------------------- --------------------------- -----------------------

* Upgrade of the products can be performed under the mutual written consent.




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

                           ADDITIONAL MUTUAL AGREEMENT

CinTel Corp. (hereinafter referred to as "Gab") and SNET System Co. (hereinafter referred to as "Eul") shall agree on this Additional Mutual Agreement.

1.   Eul's responsible sales revenue shall be following figures.

     A.   Until December 31st, 2001: __________________ (excluding VAT)

     B.   Until December 31st, 2002: __________________ (excluding VAT)

                              Total: __________________ (excluding VAT)

2. Gab and Eul shall work together for CDN Project and other domestic CDN sales that is based on CDN solution.

3. Eul shall maintain active sales work and related support to obtain sales right from Gab.

4. Gab shall maintain continuous marketing activities to increase brand value for supporting Eul's proper sales activities.

5.   When  Eul need to  contain  additional  guarantee  of  profit  due to Eul's
     successful  sales  activities,   both  parties  shall  exchange  additional
     required issues.

6. Eul shall not ask profit share of sales that is executed prior to this Agreement.

7. Gab and Eul shall be able to change product's specification for proper sales activities, and both parties can work together for the same reason.

8. Gab shall not execute direct sales activities to its customers and shall obtain sales only by Eul.

9.   Eul shall give choice of priority to Gab's product.



                                                              October 30th, 2001

                                                      (GAB) ____________________
   CinTel Co. Ltd., MSA Building, #891-43, Daechi-dong, Gangnam-gu, Seoul, Korea

                                                      (EUL) ____________________
SNET Systems Co., 10th floor Sungwon Building 141 Samsung-dong Gangnam-gu Seoul,
                                                                           Korea



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